Exhibit 99.1

BOSTON OMAHA CORPORATION ANNOUNCES SECOND QUARTER 2024 FINANCIAL RESULTS

Omaha, Nebraska (Business Wire)                                               August 13, 2024

Boston Omaha Corporation (NYSE: BOC) (the “Company”, “we”, or “our”) announced its financial results for the second quarter ended June 30, 2024, in connection with filing its Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

We show below summary financial data for the second quarter of 2024 and 2023. Our Quarterly Report on Form 10-Q can be found at www.bostonomaha.com. A supplemental presentation providing additional financial information for the second quarter of 2024 can be found on our investor relations website at https://investor.bostonomaha.com.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Billboard Rentals, Net	$11,437,468	$10,835,524	$22,134,128	$21,137,747
Broadband Services	9,787,983	8,695,235	19,471,412	17,235,141
Premiums Earned	4,737,056	3,458,627	8,740,115	6,565,900
Insurance Commissions	527,055	594,540	1,029,743	1,070,666
Investment and Other Income	598,221	632,468	1,265,116	1,022,725
Total Revenues	27,087,783	24,216,394	52,640,514	47,032,179

Depreciation and Amortization Expense	5,456,140	4,844,059	10,794,267	9,353,403

Net Loss from Operations	(4,396,615)	(1,642,904)	(6,454,896)	(4,619,696)
Net Other Income	2,357,407	3,357,575	231,444	1,242,900

Net (Loss) Income Attributable to Common Stockholders	$(2,235,219)	$1,541,612	$(5,043,300)	$(1,779,542)
Basic and Diluted Net (Loss) Income per Share	$(0.07)	$0.05	$(0.16)	$(0.06)

	June 30,	December 31,
	2024	2023
Total Unrestricted Cash & Investments (1)	$40,564,748	$71,269,580
Total Assets	723,064,123	768,207,092
Total Liabilities	157,663,397	151,754,831
Redeemable Noncontrolling Interest	-	15,638,013
Total Boston Omaha Stockholders' Equity	530,478,942	538,207,426
Noncontrolling Interests (2)	34,921,784	62,606,822
Total Equity	$565,400,726	$600,814,248

1.

Investments consist of U.S. treasury securities classified as trading securities and marketable equity securities, of which $2,385,983 is held by our insurance entities at June 30, 2024. Marketable equity securities excludes Sky Harbour Group Corporation (“Sky Harbour”) Class A common stock as we account for our 18.6% stake (as measured at June 30, 2024) under the equity method.

2.	Noncontrolling interests are related to third party capital raised within our build for rent fund as well as within our 24th Street commercial real estate funds.

During the second quarter of fiscal 2024, we incurred $4.1 million in one-time employee costs and professional fees associated with the separation and stock repurchase agreement of our former Co-CEO.

In the second quarter of fiscal 2024, “Net Other Income” included non-cash gains of $3.0 million from unconsolidated affiliates mainly related to our share of Sky Harbour’s income from operations, which we account for under the equity method, and interest and dividend income of $0.3 million. These items were partially offset by $0.5 million in other investment losses mainly driven by a $4.0 million unrealized loss on our Sky Harbour warrants, which was partially offset by (i) $2.0 million in non-cash gains associated with the transfer of Sky Harbour Class A common stock to our former Co-CEO as a part of his separation and stock repurchase agreement, (ii) $0.9 million in realized gains on the sale of 246,389 shares of Sky Harbour Class A common stock, and (iii) other investment income of $0.6 million primarily related to changes in the fair value of the BFR Fund mainly driven by the underlying real estate properties, and interest expense of $0.4 million mainly incurred under Link's term loan and revolver.

Our investment in Sky Harbour Class A common stock and warrants was valued at $91.8 million on our consolidated balance sheet as of June 30, 2024. If our investment in Sky Harbour Class A common stock was accounted for at fair value based on its quoted market price (currently valued using equity method accounting), then our total investment in Sky Harbour Class A common stock and warrants would be valued at $124.6 million as of June 30, 2024.

As a reminder, generally accepted accounting principles (“GAAP”) require us to include the unrealized changes in market prices of investments in public securities in our reported earnings (3). While we intend to hold securities for the longer term, we may in the future choose to sell them for a variety of reasons resulting in realized losses or gains.

Cash inflow from operations for the six months ended June 30, 2024 was $6.9 million, compared to a cash inflow of $4.4 million for the six months ended June 30, 2023.

Our book value per share was $16.86 at June 30, 2024, compared to $17.19 at December 31, 2023.

As of June 30, 2024, we had 30,931,349 shares of Class A common stock and 527,780 shares of Class B common stock issued and outstanding.

As of August 12, 2024, we had 30,931,349 shares of Class A common stock and 527,780 shares of Class B common stock issued and outstanding.

About Boston Omaha Corporation

Boston Omaha Corporation is a public holding company with four majority owned businesses engaged in outdoor advertising, broadband telecommunications services, surety insurance and asset management.

Forward-Looking Statements

Any statements in this press release about the Company’s future expectations, plans and prospects, including statements about our financing strategy, future operations, future financial position and results, market growth, total revenue, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Any statements in this press release about the Company’s future expectations, plans and prospects, including statements about our financing strategy, future operations, future financial position and results, market growth, total revenue, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The Company may not actually achieve the plans, intentions or expectations disclosed in the Company’s forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company make as a result of a variety of risks and uncertainties, including risks related to the Company’s estimates regarding the potential market opportunity for the Company’s current and future products and services, the impact of the COVID-19 pandemic, the competitive nature of the industries in which we conduct our business, general business and economic conditions, our ability to acquire suitable businesses, our ability to successfully integrate acquired businesses, the effect of a loss of, or financial distress of, any reinsurance company which reinsures the Company’s insurance operations, the risks associated with our investments in both publicly traded securities and privately held businesses, our history of losses and ability to maintain profitability in the future, the Company’s expectations regarding the Company’s sales, expenses, gross margins and other results of operations, and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s public filings with the Securities and Exchange Commission (the “SEC”) on Form 10-K for the year ended December 31, 2023, as well as other risks and uncertainties which may be described in any subsequent quarterly report on Form 10-Q filed by the Company and the other reports the Company files with the SEC. Copies of our SEC filings are available on our website at www.bostonomaha.com. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that general economic conditions and subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Our investor relations website is https://investor.bostonomaha.com and we encourage investors to use it as a way of easily finding information about us. We promptly make available on this website, free of charge, the reports that we file or furnish with the SEC, corporate governance information, and select press releases, which may contain material information about us, and you may subscribe to be notified of new information posted to this site.

Contacts:

Boston Omaha Corporation

Josh Weisenburger, 402-210-2633

contact@bostonomaha.com

(3)	Excludes Sky Harbour Class A common stock as we account for our investment under the equity method.